TW HOLDINGS, INC.,

                                    as Seller


                                  SEAFIRST BANK
                      AND THE OTHER PURCHASERS NAMED HEREIN

                                 as Purchasers,


                                 BANK OF AMERICA

                                    as Agent,

                                       and

                            TRENDWEST RESORTS, INC.,

                               as Master Servicer


                         ------------------------------

                              AMENDMENT NUMBER TWO
                            DATED AS OF JUNE 18, 1998
                         TO SECOND AMENDED AND RESTATED
                         RECEIVABLES TRANSFER AGREEMENT
                            DATED AS OF JUNE 1, 1997
                         ------------------------------

     This Amendment Number Two dated as of June 18, 1998 (this "Amendment") to Second Amended and Restated Receivables Transfer Agreement dated as of June 1, 1997, (as amended December 30, 1997, the "Receivables Transfer Agreement"), is made among TW HOLDINGS, INC., a Nevada corporation (the "Seller"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BANK OF AMERICA"), and the other purchasers named in the Receivables Transfer Agreement (collectively, the "Purchasers"), BANK OF AMERICA as agent for the Purchasers (in such capacity, the "Agent"), and TRENDWEST RESORTS, INC., an Oregon corporation ("TRI" or, in its capacity as Master Servicer, the "Master Servicer"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Receivables Transfer Agreement.


                                    RECITALS

     WHEREAS, the Seller, the Purchasers, the Agent and TRI executed the Receivables Transfer Agreement; and

     WHEREAS, pursuant to Section 15.7 thereof, the Receivables Transfer Agreement may be amended or modified by written agreement of the Seller and the Agent; and

     WHEREAS, pursuant to Section 12.1 of the Receivables Transfer Agreement, the Agent may, on the instructions of the Required Purchasers and with the prior written consent of all Purchasers, agree to any change or modification of the Receivables Transfer Agreement; and

     WHEREAS, the Seller, the Purchasers, the Agent, and TRI wish to amend the Receivables Transfer Agreement by making the changes and additions set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

     Section 1. Section 1.1 of the Receivables Transfer Agreement is amended by adding, in alphabetical order, the following definitions:

     "Consolidated Charge-off Rate" means, as of any Settlement Date, the average of the Consolidated Monthly Charge-off Rates for the three Collection Periods immediately preceding the Collection Period in which such Settlement Date occurs.

     "Charge-off Factor" means, with respect to any Collection Period, a fraction of which the numerator is 365 and the denominator is the number of days in such Collection Period. Section 2. The definition of "Consolidated Monthly Charge-off Rate" in Section 1.1 of the Receivables Transfer Agreement is amended to read:

     "Consolidated Monthly Charge-off Rate" means, with respect of any Collection Period, a fraction, expressed as a percentage, the numerator of which is the product of (x) the Charge-off Factor for such Collection Period and (y) the sum of (i) the Outstanding Principal Balance of all Receivables included in the Receivables Pool that were charged-off and (ii) the outstanding principal balance of all Originator Receivables that were charged-off, in each case during such Collection Period, and the denominator of which is the sum of (i) the average Outstanding Principal Balance of all Receivables included in the Receivables Pool and (ii) the average outstanding principal balance of all Originator Receivables, in each case for each day in such Collection Period.

     Section 3. In the  definition of "Commitment  Termination  Date" in Section
1.1 of the Receivables Transfer Agreement, "June 30, 1998" is changed to June 17, 1999.

     Section 4. In the definition of "Interest Rate Protection  Date" in Section
1.1 of the Receivables Transfer Agreement, "8%" is changed to "7%."

     Section 5. In the definition of "Margin" in Section 1.1 of the Receivables Transfer Agreement, "1.25%" is changed to "1.125%" and "2%" is changed to "1.625%."

     Section 6. The definition of "Monthly Charge-off Rate" in Section 1.1 of the Receivables Transfer Agreement is amended to read:

     "Monthly Charge-off Rate" means, with respect to any Collection Period, a fraction, expressed as a percentage, the numerator of which is the product of
(x) the Charge-off Factor for such Collection Period and (y) the Outstanding Principal Balance of all Receivables included in the Receivables Pool that were charged-off by the Seller during such Collection Period and the denominator of which is the average Outstanding Principal Balance of all Receivables included in the Receivables Pool for each day in such Collection Period.

     Section 7. The Receivables Transfer Agreement is amended by adding the following new section:

     Section 2.3. Extension of Commitment Termination Date. The Seller may request, on an annual basis, a 364-day extension of the Commitment Termination Date. Such request must be delivered in writing to the Agent and each Purchaser no later than 60 days prior to the then- scheduled Commitment Termination Date. Each Purchaser shall notify the Seller and the Agent in writing no later than 30 days prior to the then-scheduled Commitment Termination Date, if it agrees to the extension of the Commitment Termination Date, which decision shall be made in its sole discretion. If all Purchasers agree to the extension, the Commitment Termination Date shall be extended for 364 days. If any Purchaser does not notify the Agent in writing that it agrees to such an extension at least 30 days before the then-scheduled Commitment Termination Date, the Agent shall notify the other Purchasers thereof and the Seller shall have the right, subject to
Section 13.2, to designate another bank or financial institution, which may be a Purchaser, which is acceptable to the Agent to purchase at par (on any Settlement Date following on or before the then-scheduled Commitment Termination
Date) such declining Purchaser's Pro Rata Share of the Aggregate Net Investment and to assume such Purchaser's Pro Rata Share of the Commitment without recourse to or warranty by, or expense to, such Purchaser except that such declining Purchaser shall be deemed to have represented and warranted to the Seller and to the replacement Purchaser that its Pro Rata Share of the Aggregate Net Investment is free and clear of Liens created by or arising under such declining Purchaser. If the Seller designates another bank or financial institution pursuant to the immediately preceding sentence, the declining Purchaser shall be obligated to sell its Undivided Interest to the replacement Purchaser upon such terms. If no such replacement Purchaser is found, the Commitment Termination Date shall not be extended.

     Section 8. Section 7.1 of the Receivables Transfer Agreement is amended by adding the following new paragraph at the end:

     (n) Year 2000. On the basis of a comprehensive review and assessment of the Seller's systems and equipment and inquiry made of the Seller's material suppliers, vendors and customers, the Seller reasonably believes that the "Year 2000 Problem" (that is, the inability of computers, as well as imbedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not result in a material adverse change in the operations, business, properties, condition (financial or otherwise) or prospects of the Seller. The Seller has developed feasible contingency plans adequate to ensure uninterrupted and unimpaired business operation in the event of failure of its own or a third party's systems or equipment due to the Year 2000 Problem, including those of vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.

     Section 9. Section 9.1(c) of the Receivables Transfer Agreement is amended by deleting from clause (i) the expression "12% per annum or . . ."

     Section 10. Section 11.1 of the Receivables Transfer Agreement is amended by deleting paragraph (o) in its entirety and substituting this new paragraph:

     (o) Occurrence of the Commitment Termination Date.

     Section 11. Section 15.2 of the Receivables Transfer Agreement is amended by deleting from the second proviso to the second sentence the words "not later than" and substituting in lieu thereof the words "as close as possible to . . ."

     Section 12. Section 15.5 of the Receivables Transfer Agreement is amended by changing clauses (iii) and (iv) to read:

                  (iii) The Purchasers
                            c/o Bank of America
                            231 S. LaSalle Street, 16th Floor
                            Chicago, IL  60697
                            Attention: Mark Wegner
                            Telephone:  (312) 828-3343
                            Telecopier: (312) 923-0273

                  (iv)      Bank of America, as Agent
                            231 S. LaSalle Street, 16th Floor
                            Chicago, IL  60697
                            Attention:  Mark Wegner
                            Telephone:  (312) 828-3343
                            Telecopier: (312) 923-0273


     Section 13. Section 15.12 of the Receivables Transfer Agreement is amended by renumbering clause (vi) as clause (vii) and adding a new clause (vi) as follows:

     (vi) to affiliates of the Agent in connection with the performance of any duties relating to this Agreement . . .

     Section  14.  As  the  agency  function  for  this   transaction  has  been
transferred from Seattle to Chicago, all references in the Receivables Transfer Agreement to "Seafirst" are deemed references to "Bank of America."

     Section 15. Sections 1, 2, 6, 9, and 13 of this Amendment are effective as of June 30, 1997 and Sections 3, 4, 5, 7, 8, 10, 11, 12, and 14 are effective as of the date of this Amendment.

     Section 16.  Notwithstanding  the definition of "Yield Period" contained in
Section 1.1 of the Receivables Transfer Agreement, the next Yield Period shall commence on the date of this Amendment and end on July 10, 1998.

     Section 17. The Purchasers each hereby instruct the Agent to amend the Receivables Transfer Agreement as set forth above and further consent to such amendment.

     Section 18. This Amendment may be executed in counterpart signatures by the parties hereto, which, when taken together, shall constitute one binding instrument among the parties hereto.

     Section 19. The Seller, the Purchasers, the Agent, TRI, and the Master Servicer hereby further ratify, confirm and approve all of the provisions of the Receivables Transfer Agreement and their applicability hereto. Except as expressly amended by the terms hereof, the terms of the Receivables Transfer Agreement shall remain in full force and effect.

     Section 20. The Seller hereby represents and warrants that (i) the respective representations and warranties made by the Seller in the Receivables Transfer Agreement are true and correct with the same force and effect as though made on and as of the date hereof and (ii) no Termination Event or Unmatured Termination Event has occurred and is continuing nor will occur as a result of amending the Receivables Transfer Agreement in the manner set forth above.

     Section 21. The Master Servicer hereby represents and warrants that (i) the respective representations and warranties made by the Master Servicer in the Receivables Transfer Agreement are true and correct with the same force and effect as though made on and as of the date hereof and (ii) no Termination Event or Unmatured Termination Event has occurred and is continuing nor will occur as a result of amending the Receivables Transfer Agreement in the manner set forth above.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their officers duly authorized thereunto, as of the day and year first above written.



        TW HOLDINGS, INC., as Seller



        By ____________________________________
           Name:  _____________________________
           Title: _____________________________



        TRENDWEST RESORTS, INC., as Master
        Servicer



        By ____________________________________
           Name:  _____________________________
           Title: _____________________________



        BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent



        By ____________________________________
           Name:  _____________________________
           Title: _____________________________



        BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Purchaser



        By ____________________________________
           Name:  _____________________________
           Title: _____________________________



        FIRST NATIONAL BANK OF CHICAGO



        By ____________________________________
           Name:  _____________________________
           Title: _____________________________



        SOCIETE GENERALE



        By ____________________________________
           Name:  _____________________________
           Title: _____________________________



        THE BANK OF TOKYO-MITSUBISHI, LTD., as Purchaser



        By ____________________________________
           Name:  _____________________________
           Title: _____________________________



        KEYBANK NATIONAL ASSOCIATION



        By ____________________________________
           Name:  _____________________________
           Title: _____________________________



        SANWA BANK CALIFORNIA



        By ____________________________________
           Name:  _____________________________
           Title: _____________________________



        FIRST SECURITY BANK OF IDAHO, N.A.



        By ____________________________________
           Name:  _____________________________
           Title: _____________________________



        U.S. BANK NATIONAL ASSOCIATION



        By ____________________________________
           Name:  _____________________________
        Title: _____________________________